EXHIBIT 10.39

AMENDMENT NO. 1 TO LICENSE AND COLLABORATION AGREEMENT
This Amendment No. 1 to License and Collaboration Agreement (the “Amendment”) is entered into as of October 5, 2022 (the “Amendment Effective Date”) by and between Travere Therapeutics Switzerland GmbH (formerly known as Orphan Technologies Limited) (“LICENSOR”) and Vifor (International) Ltd. (“LICENSEE”). LICENSOR and LICENSEE are each referred to herein by name or as a “Party”, or, collectively, as the “Parties.”
RECITALS
WHEREAS, LICENSOR and LICENSEE previously entered into a License and Collaboration Agreement dated as of September 15, 2021 (the “Agreement”); and
WHEREAS, the Parties wish to amend the Agreement in accordance with Clause 16.4 thereof.
NOW, THEREFORE, the Parties hereby agree to amend the terms of the Agreement as provided below, effective as of the Amendment Effective Date.
AMENDMENT
1.Amendment to Annex 1. The definition of “[***]” in Annex 1 is hereby deleted in its entirety and replaced with the following:
“[***].”
2.Effect of Amendment. Except as amended herein, all other provisions of the Agreement shall remain unchanged and in full force and effect.
3.Entire Agreement. The Agreement and this Amendment constitute the entire and exclusive agreement between the Parties with respect to the subject matter hereof. All previous discussions and agreements with respect to this subject matter are superseded by the Agreement and this Amendment.
4.Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original document, and all of which, together with this writing, shall be deemed one instrument. Counterparts may be delivered by transmission via electronic mail (including as a PDF and/or utilizing any electronic signature process complying with the US federal ESIGN Act of 2000) or other transmission method, including by transmission of signature pages to the Parties or their representative legal counsel, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Electronic signatures utilizing any electronic signature process complying with the US federal ESIGN Act of 2000 shall be deemed original signatures for purposes of this Agreement and all matters related thereto, with such electronic signatures having the same legal effect as original signatures.
[Signature Page Follows]

***Certain Confidential Information Omitted

IN WITNESS WHEREOF, each Party has caused this Amendment to be executed on its behalf by its duly authorized representative(s) as of the Amendment Effective Date.

Travere Therapeutics Switzerland GmbH
/s/ Giovanni Stropoli
Giovanni Stropoli General Manager
Vifor (International) Ltd.
/s/ Christoph Springer
Dr. Christoph Springer Chief Strategy Officer
/s/ Oliver P. Kronenberg
Dr. Oliver P. Kronenberg General Counsel CSL Vifor